ALASKA AIR GROUP

Q4 2024 Earnings | January 23, 2025

Alaska Accelerate

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-Q. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the Fourth Quarter 2024 Earnings Release filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Reported Q4 2024 financials reflect consolidated results, while comparable prior year periods exclude Hawaiian results. Commentary on Q4 performance and forward-looking guidance is compared to pro forma periods as if the acquisition had occurred January 1, 2023. We believe this basis of comparison is relevant for understanding our expected results.

- Air Group's adjusted EPS of $0.97 and adjusted pretax margin of 3.9% in Q4 2024 exceeded prior guidance, driven by strong revenue, cost, and operational performance through the quarter and holiday travel periods. We also benefitted from a renegotiation of certain interest payments and favorability in our Q4 tax rate. Air Group delivered a FY 2024 adjusted pretax margin of 7.1%, among the best in the industry despite a fleet grounding and acquisition.

- Q4 2024 unit costs improved versus previous guidance on strong cost performance despite higher bonus pay accruals as well as better completion rates driving slightly higher capacity for the quarter. In January, Air Group reached an agreement in concept with Alaska flight attendants which is expected to add approximately 1.5 points of unit cost pressure in 2025.

- Economic fuel cost per gallon averaged $2.54 for Q4 2024 and $2.74 for FY 2024, as crude oil and refining margins remained moderate throughout the quarter.

- Air Group's balance sheet remains strong, with debt-to-cap at 58%, and adjusted net debt to EBITDAR at 2.4x. Over the next ~24 months leverage is expected to return to our long-term target ranges of 40% to 50% and < 1.5x.

Q4 2024 Adjusted earnings per share

Adjusted earnings per share


~25 cent improvement
$0.97
$0.40 to
$0.50
Guidance
Revenue
Other
Non-Fuel
Performance
Pay
Fuel
Non-Op
Expenses
Tax Rate
Q4 EPS

Chart not to scale

Notes

- Stronger revenue and non-fuel cost performance, as well as slightly lower fuel, contributed approximately 25 cents of earnings per share compared to previous guidance
- Revenue strength was driven by close-in demand, corporate travel and higher load factors. Non-fuel cost improvement during the quarter more than offset higher performance-based pay accruals
- Lower non-op expense reflects the impact of certain renegotiated interest payments in 2024 as well as a true-up of our tax liability for the year

Q4 2024 Unit Revenue

Unit revenue change y/y



Up mid to high single digits %
7.0%
Guidance
Stronger revenue
Higher Capacity
Q4 RASM

Chart not to scale

Notes

- Total revenue came in higher than prior forecast on an absolute basis on improved performance across both the Alaska and Hawaiian Airlines assets
- Strong demand for premium cabins has continued, with first and premium class revenues up 10% and 11% y/y respectively on 5% capacity growth. Paid first class load factor was 75% for the quarter, up 3 pts with yields up 4%
- Corporate revenue was up 8% y/y in the quarter, with held managed business revenue for future periods up 20% y/y

Q4 2024 Unit Costs

Unit cost change y/y


Up low double-digits %
8.6%
Guidance
Higher performance-based pay
Better Non-fuel cost
Higher capacity
Q4 CASMx

Chart not to scale

Notes

- Non-fuel cost performance throughout Q4 was strong, partially offset by ~$20M in higher performance-based pay accruals during the quarter
- Total performance-based pay contributed approximately 2 points of CASMx pressure during Q4. Normalizing for this impact, CASMx would have been up mid single digits
- Mild winter weather and better-than-expected completion rates resulted in higher capacity, benefitting CASMx during the quarter

2025 Capacity

Capacity change y/y



Up 2.5% to 3.5%
2.5%
4Q24
1Q25
2Q25
3Q25
4Q25

Chart not to scale

Notes

- FY 2025 capacity growth is expected to be 2% to 3% which assumes 14 737 and 3 787 deliveries from Boeing
- Q1 comparisons are impacted by the January 2024 fleet grounding which reduced capacity by approximately 4 points. With 6 737 aircraft retirements and aircraft modifications underway, Q1 2024 capacity is expected to be up 2.5% to 3.5% y/y
- Early indications of network connectivity driven by hub banking are encouraging, with connecting passengers via SEA up 20% in February and early PDX results on advanced bookings suggest passengers doubling

Hawaiian Airlines Assets Profitability

Adjusted pretax profitability



2024 Hawaiian pretax result
2025 expected pretax result
Q1
Q2-Q4
FY

Chart not to scale

Notes

- Q1 losses for Hawaiian Airlines assets are expected to improve y/y from lapping the impacts of the Maui wildfires and GTF engine groundings
- In Q2, synergies begin to ramp in earnest while network and hub banking strategies also begin to take effect
- As evidence of these strategies, Hawaiian Airlines assets are expected to produce a pretax profit the remainder of the year, driving a material y/y improvement for FY 2025
- Huaka'i by Hawaiian, our new loyalty benefits program for Hawai'i residents, is gaining traction. In the two months since launching this program, we have registered over 150k members, and card acquisitions are up 30% in the state of Hawai'i y/y, with accelerating card spend since close.

Balance Sheet and Share Repurchases

Adjusted Net Debt/EBITDAR



0.9x
2.7x
1.0x
1.4x
2.4x
2019
2021
2022
2023
2024
2026E
Target Adj. Net Debt/EBITDAR < 1.5x

Share Repurchases



$312M
$1 Billion
2024
2025E
2026E
2027E
2028E